UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 21, 2005

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ASHLIN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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Florida	000-29245	65-0452156
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

4400 North Federal Highway, Suite 210, Boca Raton, Florida 33431

Address of principal executive offices

Registrant’s telephone number:  (561) 391-6196

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 21, 2005, we amended and restated our articles of incorporation to (1) create 1,000 shares of a newly designated series of preferred shares titled “Series A Convertible Preferred Shares,” having the terms and conditions as set forth in our attached amended and restated articles of incorporation, and (2) restate our articles of incorporation as amended to date. Our amended and restated articles of incorporation are attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

3.1

Amended and Restated Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 28, 2005

ASHLIN DEVELOPMENT CORPORATION

By:	/s/ JAMES A. BROWN
James A. Brown, Chairman and CEO

EXHIBIT INDEX

Exhibit No.

Description

3.1

Amended and Restated Articles of Incorporation.

4